Business Acquisitions - Egencia (Details) - Egencia $ in Millions	Dec. 31, 2022 USD ($)
Fair values of the assets acquired and liabilities assumed
Cash and cash equivalents	$ 73
Accounts receivable	154
Prepaid expenses and other current assets	32
Property and equipment	58
Goodwill	189
Other intangible assets	440
Operating lease right-of-use assets	9
Deferred tax assets	11
Other non-current assets	30
Total assets	996
Accounts payable	56
Due to affiliates	26
Accrued expenses and other current liabilities	80
Operating lease liabilities	10
Other non-current liabilities	2
Total liabilities	174
Purchase consideration / Net assets acquired	$ 822